Exhibit 10.1

SECOND AMENDMENT AGREEMENT

SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of March 18, 2014 by and among (1) Information Services Group, Inc.  (the “Borrower”), (2) International Advisory Holdings Corp., International Consulting Acquisition Corp., TPI Advisory Services Americas, Inc., Technology Partners International, Inc., TPI Directory Services Corp., TPI Equity Investment Fund, L.P.  and TPI Eurosourcing, L.L.C.  (collectively, the “Guarantors”), (3) the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), and (4) Bank of America, N.A.  (“Bank of America”) as administrative agent (the “Administrative Agent”) for the Lenders and as Swing Line Lender and Issuing Bank with respect to a certain Credit Agreement dated as of May 3, 2013, by and among the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Issuing Bank and BMO Harris Bank N.A. and Fifth Third Bank as co-Syndication Agents, as amended by that certain First Amendment Agreement dated as of November 14, 2013, by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as amended, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.                               Definitions.  Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

§2.                               Ratification of Existing Agreements.  All of the Loan Parties’ obligations and liabilities to the Administrative Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Loan Party’s execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Loan Party’s execution of this Agreement, each of the Loan Parties represents and warrants that no Loan Party has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3.                               Representations and Warranties.  Each of the Loan Parties hereby represents and warrants to the Administrative Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Loan Parties in the Credit Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

§4.                               Conditions Precedent.  The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction of each of the following conditions precedent:

(a)                                 Representations and Warranties.  All of the representations and warranties made by the Loan Parties herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)                                 Performance; No Event of Default.  The Loan Parties shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)                                  Action.  All requisite corporate or other action necessary for the valid execution, delivery and performance by the Loan Parties of this Agreement and all other instruments and documents delivered by the Loan Parties in connection herewith shall have been duly and effectively taken.

(d)                                 Expenses and Fees.  The Borrower shall have paid to the Administrative Agent the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation of this Agreement.

(e)                                  Delivery.  The Loan Parties, the Administrative Agent, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement.  In addition, the Loan Parties shall have executed and delivered such further instruments and taken such further action as the Administrative Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

§5.                               Amendments to the Credit Agreement.

(a)                                 Amendment Section 1.01 of the Credit Agreement.  Clause (f) of the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“(f)                             the Cost of Acquisition paid by the Loan Parties and their Subsidiaries (i) for all Acquisitions (other than the Australian Acquisition) made during any fiscal year, together with (without duplication) the aggregate amount of all Investments by the Loan Parties in wholly-owned Subsidiaries that are not Loan Parties under Section 7.03(c)(iv), shall not exceed $10,000,000 in the aggregate and (ii) for all Acquisitions (other than the Australian Acquisition) made during the term of this Agreement, together with (with duplication) the aggregate amount of all Investments by the Loan Parties in wholly-owned Subsidiaries that are not Loan Parties under Section 7.03(c)(iv), shall not exceed $40,000,000 in the aggregate; provided further that any earnouts or similar deferred or contingent obligations of any Borrower in connection with such Acquisitions (other than the Australian Acquisition)

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shall be subordinated to the Obligations in a manner and to the extent reasonably satisfactory to the Administrative Agent.”

(b)                                 Amendment Section 1.01 of the Credit Agreement.  The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity Interests of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, and (d) any payment with respect to any earnout obligation (other than the STA Earn-Out and Australian Earn-Out).”

(c)                                  Amendments Section 1.01 of the Credit Agreement.  The following new definitions are hereby added to Section 1.01 of the Credit Agreement in their proper alphabetical order to read as follows:

“Australian Acquisition” means the acquisition by Technology Partners International, Inc.  of the assets of CCI Consulting Pty Ltd.  pursuant to the Business Purchase Agreement to be executed on or about February 21, 2014 and the Cost of Acquisition paid by Technology Partners International, Inc.  is $1,800,000 (or its equivalent in other currencies) together with a grant of 50,000 restricted shares of Borrower’s stock to be split between two directors of CCI Consulting Pty Ltd.”

“Australian Earn-Out” means the obligation of Technology Partners International, Inc.  to CCI Consulting Pty Ltd under Section 1.1 of the Business Purchase Agreement to be executed on or about February 21, 2014, as in effect on the date of execution of the Business Purchase Agreement.”

(d)                                 Amendment to Section 7.02(h) of the Credit Agreement.  Section 7.02(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h)                           Indebtedness of the Borrower or any of its Subsidiaries (i) in connection with the STA Earn-Out, (ii) the Australian Earn-Out or (iii) which may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments (including earnouts (other than the STA Earn-Out and the Australian Earn-Out) and similar

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obligations in connection with the acquisition or disposition of assets in accordance with the requirements of this Agreement; provided, that any such Indebtedness referred to in this clause (iii) shall be subordinated to the Obligations in a manner and to the extent reasonably satisfactory to the Administrative Agent and may be payable so long as no Default has occurred and is continuing; and”

(e)                                  Amendment to Section 7.03 of the Credit Agreement.  Section 7.03 of the Credit Agreement is hereby amended by deleting “and” from the end of clause (i), re-lettering clause (j) as a new clause (k) and inserting a new clause (j) to read as follows:

“(j)                              the Australian Acquisition; and”

§6.                               Miscellaneous Provisions.

(a)                                 Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same.  The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement, shall be read and construed as one instrument.

(b)                                 THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c)                                  This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of page Intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment Agreement as of the date first set forth above.

INFORMATION SERVICES GROUP, INC.

By:	/s/ David Berger
Name:	David Berger
Title:	Chief Financial Officer

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:	/s/ David Berger
Name:	David Berger
Title:	President & Chief Financial Officer

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:	/s/ David Berger
Name:	David Berger
Title:	President & Chief Financial Officer

TPI ADVISORY SERVICES AMERICAS, INC.

By:	/s/ David Berger
Name:	David Berger
Title:	President

TECHNOLOGY PARTNERS INTERNATIONAL, INC.

By:	/s/ David Berger
Name:	David Berger
Title:	Vice President & Secretary

TPI DIRECTORY SERVICES CORP.

By:	/s/ David Berger
Name:	David Berger
Title:	President & Chief Financial Officer

[Signature Page to Second Amendment Agreement]

TPI EQUITY INVESTMENT FUND, L.P.

By:	/s/ David Berger
Name:	David Berger
Title:	Vice President & Secretary

TPI EUROSOURCING, L.L.C.

By:	/s/ David Berger
Name:	David Berger
Title:	President & Chief Financial Officer

[Signature Page to Second Amendment Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Arkin
Name:	Angela Arkin
Title:	Assistant Vice President

BANK OF AMERICA, N.A.

By:	/s/ Christopher T. Phelan
Name:	Christopher T. Phelan
Title:	Senior Vice President

FIFTH THIRD BANK

By:	/s/ Valerie Schanzer
Name:	Valerie Schanzer
Title:	Vice President

BMO HARRIS BANK N.A.

By:	/s/ Scott Morris
Name:	Scott Morris
Title:	Director

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Richard Freeman
Name:	Richard Freeman
Title:	VP